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                  AMENDMENT NO. 1 TO INTERCONNECTION AGREEMENT
                                 BY AND BETWEEN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                       AND
                         BIRCH TELECOM OF MISSOURI, INC.

         The Interconnection Agreement ("the Agreement") by and between Southwestern Bell Telephone Company ("SWBT") and Birch Telecom of Missouri, Inc. ("CLEC") dated May 27, 1998 is hereby amended as follows:

         (1) Addition of the following Appendices to existing agreement:

             -  Operator Services (OS)
             -  Directory Assistance (DA)
             -  Resale
             -  Collocation

         (2) The parties agree that the terms of the above-referenced Resale Appendix shall supersede and replace the Resale Agreement Between Southwestern Bell Telephone Company and Birch Telecom of Missouri, Inc. dated August 21, 1997 which shall terminate upon the effective date of this Resale Appendix.

         (3) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, shall be coterminous with such Agreement.

         (4) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

         (5) This Amendment shall be filed with and is subject to approval by the Public Service Commission of the State of Missouri and shall become effective ten (10) days following approval by such Commission.

         IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in duplicate on this 18th day of November, 1998, by SWBT, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.


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BIRCH TELECOM OF MISSOURI, INC.          SOUTHWESTERN BELL TELEPHONE COMPANY

By:  /s/ Gregory C. Lawhon           By: /s/ Larry B. Cooper
   ----------------------------          ------------------------------------
Title Senior Vice President              Title:  President - Industry Markets


Name: Gregory C. Lawhon                  Name: Larry B. Cooper
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